UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2012

Builders FirstSource, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-51357	52-2084569
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Bryan Street, Suite 1600, Dallas, Texas 75201

(Address of Principal Executive Offices)

(214) 880-3500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On December 17, 2012, Builders FirstSource, Inc. (the “Company”) entered into an amendment (the “Amendment”) to (i) the Financing Agreement (the “Term Loan”) dated December 2, 2011 among the Company, certain of its subsidiaries as borrowers, certain of its subsidiaries as guarantors, the lenders party thereto, and Highbridge Principal Strategies, LLC as collateral agent (the “Collateral Agent”) and administrative agent, and (ii) the Pledge and Security Agreement dated December 2, 2011 in favor of the Collateral Agent.

The Amendment, among other things:

•	Increases the aggregate principal amount of the Term Loan by $65 million (the “Additional Loan”) to $225 million

•	Reduces the minimum cash requirement under the Term Loan from $35 million to $15 million

•	Adds a separate $15 million letter of credit commitment (the “LC Subfacility”) by SunTrust Bank (“SunTrust”) under the Term Loan

•	Increases the minimum specified collateral value required under the Term Loan. As amended, the minimum specified collateral value must be at least (i) $225 million if qualified cash on such date is equal to or greater than $35 million; (ii) $245 million if qualified cash on such date is less than $35 million, but equal to or greater than $25 million; and (iii) $265 million if qualified cash on such date is less than $25 million.

The Additional Loan was issued at 95.5%. The LC Subfacility fees include a commitment fee of 0.5% on any unused amount, an interest rate of 3.0% on any outstanding letters of credit, and a letter of credit fronting fee with respect to each letter of credit of 0.125%.

The Amendment contains other usual and customary representations, warranties, and agreements. The Additional Loan will be subject to the other material terms of the Term Loan, including interest rates, maturity date, and make-whole provisions.

SunTrust provides a separate letter of credit facility to the Company pursuant to the Facility Agreement dated December 2, 2011.

The foregoing summary of the Amendment is qualified in its entirety by the terms and conditions set forth in the Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1. The Amendment is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in its entirety in this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

(See Exhibit Index)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILDERS FIRSTSOURCE, INC.

By:	/s/ Donald F. McAleenan
Donald F. McAleenan
Senior Vice President, General Counsel, and Secretary

Dated: December 20, 2012

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Financing Agreement and to Pledge and Security Agreement dated as of December 17, 2012 by and among Builders FirstSource, Inc., certain of its subsidiaries as borrowers, certain of its subsidiaries as guarantors, the lenders party thereto, SunTrust Bank as l/c issuer, and Highbridge Principal Strategies, LLC as collateral agent and administrative agent

99.1	Press release dated December 18, 2012 announcing the Company’s entry into an amendment of its existing term loan